UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

June 16, 2026
Date of Report (Date of earliest event reported)

Bed Bath & Beyond, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-41850	87-0634302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 W. Ascension Way, 3rd Floor
Murray
Utah 84123
(Address of principal executive offices)(Zip Code)

 (801) 947-3100
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BBBY	New York Stock Exchange
Warrants to Purchase Shares of Common Stock	BBBY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On June 16, 2026, Bed Bath & Beyond, Inc., a Delaware corporation (the “Company”), entered into a Merger Agreement and Plan of Reorganization (the “Merger Agreement”), by and among the Company, Fathom Merger Sub, Inc., a North Carolina corporation and wholly owned subsidiary of the Company, and Fathom Holdings Inc., a North Carolina corporation (“FTHM”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will merge with and into FTHM (the “Merger”), with FTHM surviving such Merger as a wholly owned subsidiary of the Company. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement.

Merger Consideration

Under the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, no par value, of FTHM (the “FTHM Common Stock”) issued and outstanding immediately prior to the Effective Time (other than treasury shares and any shares of FTHM Common Stock held by any FTHM subsidiary or by the Company or Company subsidiary, in each case immediately prior to the Effective Time) will be converted into the right to receive 0.2236 (the “Exchange Ratio”) of  validly issued, fully paid and non-assessable share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) and, if applicable, cash in lieu of fractional shares, subject to any applicable tax withholding. The Exchange Ratio is subject to adjustment pursuant to Section 2.10 of the Merger Agreement, and a sample adjustment calculation of the Exchange Ratio is included as Exhibit A to the Merger Agreement

At the Effective Time, each FTHM option that is outstanding and unexercised immediately prior to the Effective Time, whether or not then vested or exercisable, will automatically terminate and be canceled without payment of any consideration to the holder thereof.

At the Effective Time, each FTHM restricted stock award (each, an “FTHM Restricted Stock Award”) that is outstanding as of immediately prior to the Effective Time will be assumed by the Company (each, an “Assumed Restricted Stock Award”) and will be converted into an award of restricted stock with respect to shares of Company Common Stock on the same terms and conditions as were applicable to such FTHM Restricted Stock Award immediately prior to the Effective Time (including with respect to vesting), except that each Assumed Restricted Stock Award will relate to the number of shares of Company Common Stock equal to the product of (A) the number of shares of FTHM Common Stock underlying such FTHM Restricted Stock Award immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio, rounded down to the nearest whole share.

At the Effective Time, each award of FTHM restricted stock units (“FTHM RSUs”) that is outstanding as of immediately prior to the Effective Time (whether vested or unvested) (i) that is held by any non-employee director of FTHM (the “Cancelled RSUs”) will automatically fully vest and be converted into the right to receive, without interest and subject to applicable withholding taxes, shares of Company Common Stock equal to (A) the number of shares of FTHM Common Stock underlying such Cancelled RSUs immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio, plus, if applicable, cash in lieu of fractional shares and (ii) that is not a Cancelled RSU will be assumed by the Company (the “Assumed RSUs”) and will be converted into an award of restricted stock units with respect to shares of Company Common Stock on the same terms and conditions as were applicable to such FTHM RSUs immediately prior to the Effective Time (including with respect to vesting), except that each Assumed RSUs will relate to the number of shares of Company Common Stock equal to the product of (i) the number of shares of FTHM Common Stock subject to such FTHM RSUs immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio, rounded down to the nearest whole share.

At the Effective Time, each award of FTHM performance stock units (“FTHM PSUs”) that is subject to vesting based on the achievement of one or more stock price hurdles that is outstanding as of immediately prior to the Effective Time (“FTHM Stock Price PSUs”) (i) that vests upon the occurrence of the Effective Time based on actual performance through the Effective Time will be cancelled and converted into the right to receive, without interest and subject to applicable withholding taxes, shares of Company Common Stock equal to (A) the number of shares of FTHM Common Stock underlying such FTHM PSUs immediately prior to the Effective Time multiplied by (B) the Exchange Ratio, plus, if applicable, cash in lieu of fractional shares in accordance with the Merger Agreement or (ii) that has not vested as of the Effective Time based on actual performance through the Effective Time, will automatically terminate and be canceled without payment of any consideration to the holder thereof.

At the Effective Time, each FTHM PSU other than an award of FTHM Stock Price PSUs, whether vested or unvested, will be assumed by the Company (the “Assumed PSUs”) and will be converted into an award of performance-based restricted stock units with respect to shares of Company Common Stock on the same terms and conditions as were applicable to such FTHM PSUs immediately prior to the Effective Time (including with respect to performance-based vesting), except that each award of Assumed PSUs will relate to the number of shares of Company Common Stock equal to the product of (i) the number of shares of FTHM Common Stock subject to such FTHM PSUs immediately prior to the Effective Time, multiplied by (ii) the Exchange Ratio, rounded down to the nearest whole share.

Notwithstanding the foregoing, any Assumed Restricted Stock Award, Assumed RSU or Assumed PSU  will become fully vested in the event that the employment of the holder thereof is terminated by the Company, the Surviving Corporation or any of their respective Subsidiaries without Cause during the 12-month period following the Effective Time.

Conditions to the Merger

The obligation of FTHM and the Company to consummate the transactions contemplated by the Merger Agreement is subject to the satisfaction or waiver of a number of customary conditions, including: (i) the approval and adoption of the Merger Agreement by FTHM’s stockholders; (ii) the Company’s registration statement on Form S-4 to be filed in connection with the Merger having become effective, and the shares of Company Common Stock issuable in the Merger having been approved for listing on the New York Stock Exchange; (iii) in the event the Company is required to repay the senior secured promissory notes issued by FTHM in 2024 to an existing stockholder of FTHM (the “2024 Senior Notes”) pursuant to its payoff obligations on the terms and conditions subject to and in accordance with the Merger Agreement, FTHM’s delivery of evidence, including any payoff letters or similar customary document, that the 2024 Senior Notes and certain other indebtedness specified in the Merger Agreement will be paid in full at the closing of the Merger by the Company; (iv) the absence of laws or orders restraining the consummation of the Merger; (v) the representations and warranties of FTHM and the Company being true and correct, subject to the materiality standards contained in the Merger Agreement, and FTHM and the Company having complied in all material respects with their respective obligations under the Merger Agreement; and (vi) the absence of any effects that have constituted or resulted in, or would reasonably be expected to constitute or result in, a material adverse effect for FTHM or the Company.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties given by FTHM, the Company and Merger Sub. FTHM has also made customary covenants in the Merger Agreement, including covenants relating to conduct of its business prior to the closing of the Merger.

The Merger Agreement also contains covenants by FTHM not to solicit or participate in any discussions or negotiations with any person making an inquiry or proposal for an alternative transaction and requiring FTHM’s board of directors to recommend the transaction-related proposals to its stockholders, in each case, subject to certain exceptions. Prior to the approval of the transaction-related proposals by FTHM’s stockholders, the board of directors of FTHM may change its recommendation in response to an unsolicited proposal for an alternative transaction, if it determines that the proposal constitutes a Company Superior Proposal and that failure to take such action would reasonably be expected to be inconsistent with its fiduciary duties to its stockholders under applicable law, subject to complying with certain procedures set forth in the Merger Agreement. Prior to the approval of the transaction-related proposals by FTHM’s stockholders, FTHM’s board of directors may also change their recommendation if a Company Intervening Event occurs, and FTHM’s board of directors determines, after consultation with its outside legal counsel and financial advisor, that failing to change its recommendation would be reasonably likely to be inconsistent with its fiduciary duties, subject to complying with certain procedures set forth in the Merger Agreement.

Termination and Termination Fees

The Merger Agreement contains customary mutual termination rights for FTHM and the Company, including if the Merger is not completed by December 16, 2026 (subject to extension under certain circumstances) (the “Outside Date”) or if the required approval of FTHM’s stockholders to the Merger Agreement is not obtained. The Merger Agreement also contains customary termination rights for the benefit of each party, including (i) by the Company, if the board of directors of FTHM changes its recommendation, (ii) by FTHM, if and only if, prior to the approval of the transaction-related proposals, its board of directors authorizes entry into a definitive agreement relating to a Company  Superior Proposal and (iii) by FTHM or the Company,  if the other party breaches its representations, warranties or covenants under the Merger Agreement in a way that would result in a failure of its condition to closing being satisfied (subject to certain procedures and cure periods).

Under the Merger Agreement, FTHM will be required to pay a termination fee to the Company equal to $2,000,000 if the Merger Agreement is terminated in certain circumstances, including if the Merger Agreement is terminated because FTHM’s board of directors has changed its recommendation. In the event that the required approval of FTHM’s stockholders is not obtained, FTHM will reimburse the Company’s reasonably documented out-of-pocket fees and expenses incurred in connection with the Merger Agreement and the Merger, and the transactions contemplated thereby, in an amount not to exceed $1,000,000.

Voting & Support Agreement

In connection with the execution of the Merger Agreement, the Company and FTHM entered into voting and support agreements (the “Voting Agreements”) with certain stockholders of FTHM. Under the Voting Agreements, the stockholders party thereto have agreed to, among other things, vote or execute consents with respect to all of their shares of Company Common Stock in favor of the adoption of the Merger Agreement and approval of the Merger and against any acquisition proposal, subject to certain terms and conditions contained therein. Each such stockholder has also agreed not to transfer any of its shares of Company Common Stock or any related equity interests of the Company during the term of such Voting Agreement, subject to certain exceptions. The Voting Agreement also restricts each such stockholder and its controlled affiliates from taking any action that the Company or its subsidiaries would be prohibited from taking under the non-solicitation provisions of the Merger Agreement, subject to certain exceptions.

Additional Information

The foregoing description of the Merger, the Merger Agreement and the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed hereto as Exhibit 2.1 and incorporated herein by reference, and the Voting Agreement, a form of which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

A copy of the Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any factual information about FTHM or the Company. The Merger Agreement contains representations, warranties, covenants and agreements, which were made only for purposes of such agreement and as of specified dates. The representations and warranties in the Merger Agreement reflect negotiations between the parties to the Merger Agreement and are not intended as statements of fact to be relied upon by stockholders, or any individual or other entity other than the parties. In particular, the representations, warranties, covenants and agreements in the Merger Agreement may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations and warranties in the Merger Agreement may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and unless required by applicable law, the Company undertakes no obligation to update such information.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description
2.1*	Merger Agreement and Plan of Reorganization, dated as of June 16, 2026, by and among Bed Bath & Beyond, Inc., Fathom Merger Sub, Inc., and Fathom Holdings Inc.
10.1	Form of Voting and Support Agreement, dated as of June 16, 2026, by and among Bed Bath & Beyond, Inc., Fathom Holdings Inc., and certain stockholders of Fathom Holdings Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Reporting Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements include all statements other than statements of historical fact, including but not limited to statements regarding the Merger, its consummation, stockholder approval and listing requirements, termination fees if the Merger is not consummated, our anticipated financial performance, including the anticipated closing of and synergies related to the Merger, our industry, business strategy, plans, goals and expectations concerning our market position, future operations and other financial and operating information, and the timing of any of the foregoing. Forward-looking statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to uncertainties as to the timing of the consummation of the proposed transaction and the ability of the parties to consummate the proposed transactions; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the approval of FTHM’s stockholders; the ability to obtain required regulatory approvals at all or in a timely manner; any litigation related to the proposed transaction; disruption of the Company’s or FTHM’s current plans and operations as a result of the proposed transaction; the ability the Company or FTHM to retain and hire key personnel; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the ability of the Company to successfully integrate FTHM’s operations; the ability of the Company to implement its plans, forecasts and other expectations with respect to FTHM’s business after the completion of the transaction, if consummated; the ability of the Company to realize the anticipated synergies and related benefits from the proposed transaction in the anticipated amounts or within the anticipated timeframes or at all; and the ability to maintain relationships with the Company’s and FTHM’s respective employees, customers, other business partners and governmental authorities. Other important factors are discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2026, Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, filed with the SEC on April 27, 2026, and in our subsequent filings with the SEC.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed Merger, the Company and FTHM will file relevant materials with the SEC, including a Company registration statement on Form S-4 that will include a proxy statement of FTHM and will also constitute a prospectus of the Company, and a definitive proxy statement will be mailed to stockholders of FTHM. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND FTHM ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS THAT WILL BE INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE PROPOSED TRANSACTION AND THE RISKS ASSOCIATED WITH THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain, without charge, a copy of the registration statement, the proxy statement/prospectus and other relevant documents filed with the SEC (when available) from the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s investor relations website at investors.beyond.com. Copies of the documents filed with the SEC by FTHM will be available free of charge on FTHM’s investor relations website at ir.fathominc.com.

Participants in the Solicitation

The Company, FTHM and certain of their directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies with respect to the proposed transactions. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of FTHM in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding the Company’s directors and executive officers is contained in the Company’s definitive proxy statement in connection with its annual meeting of stockholders held in 2026, which was filed with the SEC on March 27, 2026. Information regarding FTHM’s directors and executive officers is contained in FTHM’s Annual Report on Form 10-K/A for its fiscal year ended December 31, 2025, which was filed with the SEC on April 30, 2026. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the Company’s security holders generally, by reading the proxy statement/prospectus and other relevant documents regarding the transaction, which will be filed with the SEC. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at www.sec.gov and the Company’s or FTHM’s investor relations websites as described above.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication does not constitute a prospectus or prospectus equivalent document.

No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. In connection with the proposed transactions, the Company will file a registration statement on Form S-4 that will include a proxy statement of FTHM and will also constitute a prospectus of the Company. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND FTHM ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND, INC.

By:	/s/ Brian LaRose
Brian LaRose
Chief Financial Officer
Date:	June 17, 2026